NEA Valuebuilder Variable Annuity
Security Benefit Advisor Variable Annuity
Variflex LS® Variable Annuity
Variflex® Variable Annuity
EliteDesigns® Variable Annuity
EliteDesigns® II Variable Annuity
SecureDesigns® Variable Annuity
EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity SecureDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207
Supplement Dated May 1, 2020
To Prospectus Dated May 1, 2020

On March 27, 2020, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provisions, the CARES Act includes temporary relief during 2020 from certain tax rules applicable to qualified contracts.
Required Minimum Distributions — The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 will not be counted in measuring the five year post-death distribution period requirement. Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution will instead be eligible for rollover and will not be subject to the 20% mandatory withholding. Plans that allow for the suspension of required minimum distributions may require an amendment.
Retirement Plan Distribution Relief — Under the CARES Act, an “eligible participant” can withdraw up to a total of $100,000 from IRAs and certain qualified plans without being subject to the 10% additional tax on early distributions. The Federal income tax on these distributions can be spread ratably over three years or the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:
•	have been diagnosed with COVID-19,
•	have spouses or dependents diagnosed with COVID-19, or
•	have experienced adverse financial consequences stemming from COVID-19 as a result of
o	being quarantined, furloughed or laid off,
o	having reduced work hours,
o	being unable to work due to lack of child care,
o	the closing or reduction of hours of a business owned or operated by the participant, or
o	other factors determined by the Treasury Department.

Eligible participants can take these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59½), and the 20% withholding that would otherwise apply to these distributions does not apply. However, the plan must be amended to allow the distribution, and plan sponsors may elect to not provide for the distributions. The distribution is allowable from an IRA without an amendment; therefore, all IRA owners may take the distribution if they meet the definition of an eligible participant. The distribution must be taken before December 31, 2020.

Please note that any charges applicable to withdrawals from your variable annuity contract, including, but not limited to, surrender charges or contingent deferred sales charges, will still apply to any withdrawals taken pursuant to the CARES Act, as will any restrictions on subsequent purchase payments to your variable annuity for re-contributed distributions.
Plan Loan Relief (for Contracts issued in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code) — The loan relief under the CARES Act includes an increased loan limit and the ability to delay loan repayments. Eligible participants (as defined above) have an increased plan loan limit of $100,000 or 100% of their vested account balance, rather than the standard $50,000 or 50% of their vested account balance. This relief only applies to loans taken in the 180 days following the date of enactment. The CARES Act also allows eligible participants to defer repayment of outstanding plan loans for one year. Both loan provisions will require a plan amendment, and plan sponsors may elect to not provide for either the increase in loan amount or the deferment of loan payments.
Please Retain This Supplement For Future Reference